                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 31, 2000
                                                           ------------


                                 N'TANDEM TRUST
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

CALIFORNIA                             0-21470                   33-610944499
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                   File Number)             Identification No.)


      6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO           80111
      --------------------------------------------------------------------
             (Address of Principal Executive Offices)           (Zip Code)



       Registrant's Telephone Number, Including Area Code (303) 741-3707
                                                         ---------------

In its Current Report on Form 8-K, dated May 31 2000, N'Tandem Trust, a California business trust (the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired, in two separate transactions, four manufactured home communities and partial ownership interests in four other manufactured home communities (collectively, the "WPP 3 Properties") from Windsor Park Properties 3, A California Limited Partnership ("WPP 3"), and one manufactured home community and partial ownership interests in five other manufactured home communities (collectively, the "WPP 6 Properties" and, together with the WPP 3 Properties, the "Acquired Properties") from Windsor Park Properties 6, A California Limited Partnership ("WPP 6"). Set forth below are certain financial statements relating to the Acquired Properties and pro forma financial information for the Trust.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Financial Statements:
              Balance Sheets of Windsor Park Properties 3, A California Limited Partnership, as of December 31, 1999 and March 31, 2000 (Unaudited)

              Statements of Operations for Windsor Park Properties 3 for the years ended December 31, 1999 and 1998 and the three months ended March 31, 2000 and 1999 (Unaudited)

              Statements of Cash Flows for Windsor Park Properties 3 for the years ended December 31, 1999 and 1998 and the three months ended March 31, 2000 and 1999 (Unaudited)

              Balance Sheets of Windsor Park Properties 6, A California Limited Partnership, as of December 31, 1999 and March 31, 2000 (Unaudited)

              Statements of Operations for Windsor Park Properties 6 for the years ended December 31, 1999 and 1998 and the three months ended March 31, 2000 and 1999 (Unaudited)

              Statements of Cash Flows for Windsor Park Properties 6 for the years ended December 31, 1999 and 1998 and the three months ended March 31, 2000 and 1999 (Unaudited)


         (b)  Pro Forma Financial Information:

              Pro Forma Condensed Statements of Operations of the Trust for the three months ended March 31, 2000 and for the year ended December 31, 1999 (Unaudited).

              Pro Forma Condensed Balance Sheet of the Trust as of March 31, 2000 (Unaudited).

         (c)  Exhibits:

              None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          N'TANDEM TRUST



Dated:  July 27, 2000                     By: /s/Gary P. McDaniel
                                              -------------------
                                              Gary P. McDaniel
                                              Trustee

REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of Windsor Park Properties 3,
(A California Limited Partnership)

In our opinion, the accompanying balance sheet and the related statements of operations and cash flows present fairly, in all material respects, the financial position of Windsor Park Properties 3, a California Limited Partnership (the "Partnership"), at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
March 23, 2000, except for the third paragraph of Footnote 1 for which the date is April 28, 2000

                           WINDSOR PARK PROPERTIES 3
                           -------------------------
                      (A California Limited Partnership)

                                 BALANCE SHEET
                                 -------------

ASSETS                                      March 31, 2000    December 31, 1999
------                                      --------------    -----------------
                                              (Unaudited)

Property held for sale, net                 $    3,286,600    $       3,323,800
Investments in joint ventures
   and limited partnerships held for sale        1,128,500            1,157,300
Cash and cash equivalents                          209,600               62,900
Deferred financing costs, net                       22,400               23,900
Other assets                                       319,600              237,200
                                            --------------    -----------------
Total Assets                                $    4,966,700    $       4,805,100
                                            ==============    =================

LIABILITIES AND PARTNERS' EQUITY
--------------------------------

Liabilities:
   Mortgage notes payable                   $    1,170,400    $       1,170,400
   Term loan payable                               400,000              400,000
   Accrued expenses                                221,100              188,400
   Accounts payable                                 11,600                    -
   Tenant deposits and other liabilities            39,800               38,100
   Due to general partners and affiliates          210,500              151,800
                                            --------------    -----------------
Total Liabilities                                2,053,400            1,948,700
                                            --------------    -----------------
Commitments and Contingencies (Note 8)

Partners' Equity:
   Limited partners                              2,915,600            2,859,400
   General partners                                 (2,300)              (3,000)
                                            --------------    -----------------

Total Partners' Equity                           2,913,300            2,856,400
                                            --------------    -----------------

Total Liabilities and Partners' Equity      $    4,966,700    $       4,805,100
                                            ==============    =================

                 See accompanying notes to financial statements

                           WINDSOR PARK PROPERTIES 3
                           -------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------

                                                                             For the Year Ended December 31,
                                                                    --------------------------------------------
                                                                             1999                      1998
REVENUES                                                            -------------------      -------------------
--------

Rent and utilities                                                  $         1,579,900      $         1,687,000
Equity in earnings of joint ventures and limited partnerships                    23,300                    8,100
Interest                                                                          6,100                   27,900
Gain on sale of property held for sale                                          424,600                       --
Other                                                                            38,800                   61,600
                                                                    -------------------      -------------------
                                                                              2,072,700                1,784,600
                                                                    -------------------      -------------------
COSTS AND EXPENSES
------------------

Property operating expenses                                                     920,100                  995,900
Interest                                                                        183,100                  279,800
Depreciation                                                                    206,600                  227,100
General and administrative:
   Related parties                                                               25,700                   36,200
   Other                                                                        108,400                   65,200
                                                                    -------------------      -------------------
                                                                              1,443,900                1,604,200
                                                                    -------------------      -------------------
Income before extraordinary item                                    $           628,800      $           180,400

Extraordinary loss from early extinguishment of debt                             74,600                       --

Net income                                                          $           554,200      $           180,400
                                                                    ===================      ===================
Net income - general partners                                       $            63,800      $             1,800
                                                                    ===================      ===================

Net Income - limited partners                                       $           490,400      $           178,600
                                                                    ===================      ===================
Basic and diluted earnings per limited partnership unit:
Income before extraordinary item                                    $              2.91      $              0.93
Extraordinary loss from early extinguishment of debt                               0.32                       --
                                                                    -------------------      -------------------
Net Income - limited partners                                       $              2.59      $              0.93
                                                                    ===================      ===================


                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 3
                           -------------------------
                      (A California Limited Partnership)

                           STATEMENTS OF OPERATIONS
                           ------------------------


                                                    Three Months Ended March 31,
                                                    ----------------------------
                                                            (Unaudited)

                                                      2000                1999
                                                   ---------           ---------
REVENUES

Rent and utilities                                 $ 394,100           $ 431,300
Equity in earnings of joint ventures
  and limited partnerships                            13,100                 200
Interest                                                 100               6,000
Other                                                  9,400               9,000
                                                   ---------           ---------

                                                     416,700             446,500
                                                   ---------           ---------
COSTS AND EXPENSES

Property operating expenses                          213,300             245,900
Interest                                              34,700              70,000
Depreciation                                          63,500              57,800
General and administrative:
   Related parties                                     5,800               6,600
   Other                                              42,600              16,700
                                                   ---------           ---------
                                                     359,900             397,000
                                                   ---------           ---------

Net income                                         $  56,800           $  49,500
                                                   =========           =========
Net income - general partners                      $     600           $     500
                                                   =========           =========
Net Income - limited partners                      $  56,200           $  49,000
                                                   =========           =========
Basic and diluted earnings per
  limited partnership unit                         $    0.30           $    0.26
                                                   =========           =========


                 See accompanying notes to financial statements

                           WINDSOR PARK PROPERTIES 3
                           -------------------------
                      (A California Limited Partnership)


                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                                               For the Year Ended December 31,
                                                                        ---------------------------------------------
                                                                             1999                          1998
                                                                        ---------------               ---------------
Cash flows from operating activities:
   Net income                                                            $      554,200                $      180,400
   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation                                                              206,600                       227,100
      Equity in earnings of joint ventures and limited partnerships             (23,300)                       (8,100)
      Joint ventures' and limited partnerships cash distributions                23,300                         8,100
      Gain on sale of property held for sale                                   (424,600)                           --
      Amortization of deferred financing costs                                   66,100                        20,000
   Changes in operating assets and liabilities:
      Increase in other assets                                                 (135,700)                      (30,800)
      Increase in accounts payable                                               (5,200)                      (29,900)
      (Decrease) increase  in accrued expenses                                  (25,700)                      115,100
      Decrease in tenant deposits and other liabilities                          (4,300)                      (20,100)
      Increase (decrease) due to general partner and affiliates                 127,600                       (46,100)
                                                                        ---------------               ---------------
Net cash provided by operating activities                                       359,000                       415,700
                                                                        ---------------               ---------------
Cash flows from investing activities:
   Increase in property held for sale                                          (159,100)                     (133,900)
   Joint ventures' and limited partnerships' cash distributions                 138,400                       189,400
   Proceeds from sale of property held for sale                                 865,900                            --
   Investment in joint venture and limited partnerships                         (39,600)                      (22,000)
                                                                        ---------------               ---------------
   Net cash provided by investing activities                                    805,600                        33,500
                                                                        ---------------               ---------------
Cash flows from financing activities:
   Cash distributions to partners                                              (280,500)                     (283,600)
   Proceeds from term loan                                                      400,000                            --
   Payments on mortgage financing                                            (1,800,000)                           --
   Repurchase of limited partnership units                                      (62,000)                     (110,900)
                                                                        ---------------               ---------------
Net cash used in financing activities                                        (1,742,500)                     (394,500)
                                                                        ---------------               ---------------
Net increase (decrease) in cash and cash equivalents                           (577,900)                       54,700

Cash and cash equivalents at beginning of year                                  640,800                       586,100
                                                                        ---------------               ---------------
Cash and cash equivalents at end of year                                $        62,900               $       640,800
                                                                        ===============               ===============
Supplemental disclosure of cash flow information:
Cash paid during the year for interest (none capitalized)               $       146,200               $       258,100
                                                                        ===============               ===============

                See accompanying notes to financial statements.

                        WINDSOR PARK PROPERTIES 3
                        -------------------------
                    (A California Limited Partnership)

                         STATEMENTS OF CASH FLOWS
                         ------------------------

                                                                                 Three Months Ended March 31,
                                                                         ------------------------------------------
                                                                               2000                     1999
                                                                         ---------------            ---------------
                                                                                          (Unaudited)
Cash flows from operating activities:
   Net income                                                            $        56,800            $        49,500
   Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation                                                                63,500                     57,800
      Equity in earnings of joint ventures and limited partnerships              (13,100)                      (200)
      Joint ventures' and limited partnerships cash distributions                 13,100                        200
      Amortization of deferred financing costs                                     1,600                      4,900
   Changes in operating assets and liabilities:
      Increase in other assets                                                   (82,400)                   (16,800)
      Increase (decrease) in accounts payable                                     11,600                     (5,200)
      Increase  in accrued expenses                                               32,700                     28,400
      Increase (decrease) in other liabilities                                     1,700                       (100)
      Increase in due to general partner and affiliates                           58,700                     43,500
                                                                         ---------------            ---------------

Net cash provided by operating activities                                        144,200                    162,000
                                                                         ---------------            ---------------
Cash flows from investing activities:
   Increase in property held for sale                                            (26,300)                   (56,500)
   Joint ventures' and limited partnerships' cash distributions                   28,800                     25,800
                                                                         ---------------            ---------------
   Net cash provided by investing activities                                       2,500                    (30,700)
                                                                         ---------------            ---------------
Cash flows from financing activities:
   Cash distributions to partners                                                      -                   (140,600)
   Repurchase of limited partnership units                                             -                     (3,900)
                                                                         ---------------            ---------------
Net cash used in financing activities                                                  -                   (144,500)
                                                                         ---------------            ---------------
Net increase (decrease) in cash and cash equivalents                             146,700                    (13,200)

Cash and cash equivalents at beginning of period                                  62,900                    640,800
                                                                         ---------------            ---------------
Cash and cash equivalents at end of period                              $        209,600            $       627,600
                                                                         ===============            ===============

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 3
                           -------------------------
                      (A California Limited Partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 1.  THE PARTNERSHIP AND A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ----------------------------------------------------------------

The Partnership
---------------

Windsor Park Properties 3, A California Limited Partnership (the "Partnership"), was formed in August 1985 for the purpose of acquiring and holding existing manufactured home communities for investment. The General Partners of the Partnership are The Windsor Corporation, a California corporation ("TWC"), and John A. Coseo, Jr. (together with TWC, the "General Partners"). In September 1997, Chateau Communities, Inc., a publicly held real estate investment trust ("Chateau"), purchased 100% of the outstanding shares of Capital Stock of TWC.

Pursuant to the Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership, the term of the Partnership expired on December 31, 1999. As a result, in accordance with the terms of the Partnership Agreement and California law, the "General Partners are required (i) to develop a plan of liquidation for the Partnership's assets and to liquidate and dissolve the Partnership or (ii) to take such steps as are necessary to extend the term of the Partnership in order to enable it to continue as a going concern."


Accordingly, the General Partners have approved, and recommend that the Partnership proceed with, a plan of liquidation (the "Plan of Liquidation"), pursuant to which the Partnership will sell its four wholly-owned properties and its partial ownership interests in four other properties (collectively, the "Properties") to N'Tandem Trust, a California business trust ("N'Tandem"), and, thereafter, make liquidating distributions to the partners in accordance with the terms of the Partnership Agreement (the "Proposed Transactions"). The consummation of the Proposed Transactions was subject to the satisfaction of certain conditions, including the approval of a majority-in-interest of the Partnership's Limited Partners. On April 28, 2000, the Limited Partners approved the Proposed Transactions. The General Partners anticipate that the sale of the Properties will close on or before May 31, 2000 and that final liquidating distributions to the partners will be made on or before June 30, 2000.


Property Held For Investment
----------------------------

During 1998, property held for investment was carried at cost unless facts and circumstances indicated that the carrying value of the property may be impaired. Impairment is determined by comparing the estimated future cash flows (undiscounted and without interest charges) from an individual property to its carrying value. If such cash flows are less than the property's carrying value, the carrying value of the property is written down to its estimated fair value. No such writedowns were recorded for the year ended December 31, 1999.

Property held for investment is depreciated over various estimated useful lives (buildings and improvements - 5 to 20 years; fixtures and equipment - 3 to 5 years) using the straight-line method. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in net income. Repairs and maintenance are charged to operations as incurred.

Property Held for Sale
----------------------


During 1999, property held for sale was recorded at the lower of cost or net realizable value. On April 1, 1999, the Partnership entered into an agreement to sell Little Eagle, a manufactured home community containing 96 homesites located in Indianapolis, Indiana, and nine mobile home units at Little Eagle to Floral Park Cemetery Association, the terms of which were determined through arms-length negotiations between the parties. The aggregate purchase price paid for Little Eagle and the nine mobile home units was $925,000, net of selling expenses of approximately $60,000. The sale resulted in a net gain on sale of $424,600. In connection with the sale, the Partnership obtained a $400,000 term loan and paid off a related mortgage payable of $1,800,000, resulting in an extraordinary loss on early extinguishment of debt of approximately $74,600.
The extraordinary loss is comprised of an $18,000 prepayment penalty and a $56,600 write off of unamortized loan fees.

Investments in Joint Ventures and Limited Partnerships
------------------------------------------------------

The investments in joint ventures and limited partnerships are accounted for utilizing the equity method as the properties are subject to joint control requiring approval or mutual agreement of the investees. The investment in limited partnerships is also accounted for utilizing the equity method as the limited partners have significant rights.

Financing Costs
---------------

Financing costs are amortized to interest expense over the life of the note utilizing a method which approximates the effective interest method.

Income Taxes
------------

Under provisions of the Internal Revenue Code of 1986, and amended, the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. The tax effect of any income or loss accrues to the individual partners.

Basic and Diluted Earnings per Limited Partnership Unit
-------------------------------------------------------

Basic and diluted earnings per limited partnership unit are calculated based on the weighted average number of limited partnership units outstanding during the year and the net income allocated which is the same as income available to the limited partners. Basic and diluted earnings per limited partnership unit are the same, as the Partnership has no dilutive securities. The weighted average number of limited partnership units outstanding during the years ended December 31, 1999 and 1998 was 189,238 and 192,006, respectively.

Statements of Cash Flows
------------------------

For purposes of the statements of cash flows, the Partnership considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------

Rental income is recognized when earned and due from residents. The leases entered into by residents for the rental of a site are generally for terms not longer than one year and renewable upon the consent of both parties or, in some instances, as provided by statute.

NOTE 2.  PARTNERSHIP AGREEMENT
         ---------------------

In accordance with the Partnership Agreement, the maximum liability of the Limited Partners is the amount of their capital contributions. The number of limited partnership units outstanding at December 31, 1999 and 1998 was 188,296 and 190,213, respectively, which represented capital contributions of $18,829,600 and $19,021,300, respectively. During the years ended December 31, 1999 and 1998, the Partnership repurchased 1,917 units and 3,826 units, respectively, for $61,900 and $110,900, respectively, from Limited Partners. The General Partners owned 1,010 Units at both December 31, 1999 and 1998.

The General Partners are entitled to receive from the Partnership various fees and compensation which are summarized as follows:

Operational Stage
-----------------

The profits and losses of the Partnership during the operational stage are allocated 99% to the Limited Partners and 1% to the General Partners. Cash distributions from operations are allocated 95% to the Limited Partners and 5% to the General Partners.

The Partnership reimburses TWC for certain direct expenses, and employee, executive and administrative time incurred on the Partnership's behalf. The Partnership was charged $25,700 and $36,200 for such costs during the years ended December 31, 1999 and 1998, respectively. These costs are included in property operating and general and administrative expenses in the accompanying statements of operations.

TWC is paid a management fee which is based on a percentage of actual gross receipts collected from the operations of the properties. TWC receives 2.5% for the Trailmont property. For the years ended December 31, 1999 and 1998, the total amounts paid to TWC were $9,700 and $9,300 respectively.

Liquidation Stage
-----------------

During the Partnership's liquidation stage, the total compensation paid to all persons for the sale of investment properties is limited to competitive real estate commissions, not to exceed 6% of the contract price for the sale of the property. The general partners may receive up to one-half of the competitive real estate commission, not to exceed 3%, if they provide a substantial amount of services in the sales effort. The general partners' commission is subordinated to the limited partners' receiving a 9% cumulative, non-compounded annual return (Preferred Return) on their original capital investments. No commissions were paid to the General Partners during the years ended December 31, 1999 and 1998.

The General Partners receive 1% of cash distributions from the sale or financing of Partnership properties. This participation increases to 15% after the Limited Partners have received their original invested capital plus a 9% cumulative, non-compounded, annual return.

The General Partners generally receive 1% of profits and losses from the sale of Partnership properties. However, if applicable, profits on sale will first be allocated 100% to the General Partners to the extent of their negative capital account.

The General Partners received cash distributions of $14,700 in each of the years ended December 31, 1999 and 1998.


NOTE 3.  PROPERTY HELD FOR SALE
         ----------------------

Property held for investment consists of four manufactured home communities summarized as follows:


Name of Property                  Date Acquired       Location
----------------                  -------------       --------

Pondarosa                         March 31, 1986      Indianapolis, Indiana
The Pines                         August 1, 1986      Charleston, South Carolina
Shady Hills                       September 30, 1986  Ladson, Tennessee
Trailmont                         January 17, 1996    Nashville, Tennesse

                                                          December 31, 1999
                                                      --------------------------

Land                                                          $  974,500
Buildings and improvements                                     4,841,200
Fixtures and equipment                                           158,300
                                                              ----------

                                                               5,974,000
Less accumulated depreciation                                 (2,650,200)
                                                              ----------

                                                              $3,323,800
                                                              ==========



NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMITED PARTNERSHIPS HELD FOR SALE
         --------------------------------------------------------------------

The Partnership's investments in joint ventures consist of interests in two manufactured home communities summarized as follows:

                        Ownership
Name of Property        Percentage      Date Acquired        Location
----------------        ----------      -------------        --------
Big Country Estates        40%          December 1, 1986     Cheyenne, Wyoming
Harmony Ranch              25%          December 15, 1986    Thonotosassa, Florida

The Partnership's interests in its two remaining communities are owned through an affiliated Arizona limited partnership, which has the same General Partners as the Partnership.

                        Ownership
Name of Property        Percentage      Date Acquired        Location
----------------        ----------      -------------        --------
Apache East                 29%         February 18, 1997    Apache Junction, Arizona
Denali Park                 29%         February 18, 1997    Apache Junction, Arizona

NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMITED PARTNERSHIPS
         ------------------------------------------------------
(continued)

The combined condensed financial position and results of operations of the joint ventures and limited partnerships are as follows:

Financial Position                                             December 31, 1999
                                                               -----------------

Property held for investment, net                                 $ 7,666,800
Cash                                                                   75,700
Other assets                                                          153,500
                                                                  -----------
Total assets                                                      $ 7,896,000
                                                                  ===========

Mortgage note payable                                             $ 4,165,500
Accounts payable                                                          400
Other liabilities                                                     198,900
                                                                  -----------

      Total liabilities                                             4,364,800

Partners' equity                                                    3,531,200
                                                                  -----------
Total liabilities and partners' equity                            $ 7,896,000
                                                                  ===========


                                                 For the Year Ended December 31,
                                                 ------------------------------
Results of operations                                1999               1998
                                                 -----------        -----------
Property revenues                                $ 1,786,700        $ 1,762,400
                                                 -----------        -----------
Expenses:
   Property operating                                855,600            905,100
   Depreciation                                      377,500            473,400
   Interest                                          482,700            405,100
   General and administrative                         13,800                 --
                                                 -----------        -----------
                                                   1,729,600          1,783,600
                                                 -----------        -----------
Net income (loss)                                $    57,100        $   (21,200)
                                                 ===========        ===========


NOTE 5.  MORTGAGE NOTES PAYABLE
         ----------------------

The Partnership has a $1,170,400 mortgage loan collateralized by the Trailmont property. The loan is payable in monthly interest only installments bearing interest at a fixed rate of 8.41% and is due in January 2003.

The Partnership has a $400,000 unsecured term loan. The loan bears interest at LIBOR plus 120 and is due May 31, 2000.

NOTE 6.  DISTRIBUTIONS TO LIMITED PARTNERS
         ---------------------------------

Distributions to Limited Partners in excess of net income allocated to Limited Partners are considered a return of capital. A breakdown of cash distributions to the Limited Partners for the years ended December 31, 1999 and 1998 follows.

                                           1999                     1998
                                    ------------------       ------------------
                                                 Per                      Per
                                      Amount     Unit          Amount     Unit
                                    ----------  ------       ----------  ------
Net income
    Limited Partners                $  490,400  $ 2.59       $  178,600  $ 0.93
Return of capital                           --      --           90,300    0.47
Net Income in Excess
   of distributions                   (224,600)  (1.19)              --      --
                                    ----------  ------       ----------  ------
Total Distribution                  $  265,800  $ 1.40       $  268,900  $ 1.40
                                    ==========  ======       ==========  ======


NOTE 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

The carrying amounts of cash equivalents, other assets, accounts payable, accrued expenses and other liabilities approximate fair value because of the short maturity of the financial instruments. The General Partners believe the carrying value of the mortgage notes payable approximates fair value based upon interest rates available for the issuance of debt with similar terms and maturities.

NOTE 8.  CONTINGENCIES
         -------------

The Partnership, as an owner of real estate, is subject to various environmental laws. Compliance by the Partnership with existing laws has not had a material effect on the results of operations, financial condition or cash flows of the Partnership, nor does management believe it will have a material impact in the future.

The Partnership is jointly and severally liable for $4,165,400 of debt issued by affiliated entities in which it has a joint venture or limited partnership investment.

NOTE 10.  RELATED PARTY TRANSACTIONS
          --------------------------

Chateau and/or its predecessor have been providing property management services to the Partnership since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $82,300 and $77,200 for the years ended December 31, 1999 and 1998, respectively. In addition certain direct expenses are paid by Chateau on behalf of the Partnership and then reimbursed by the Partnership. These amounts were $224,200 and $254,300 and for the years ended December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of Windsor Park Properties 6,
(a California Limited Partnership)



In our opinion, the accompanying balance sheet and the related statements of operations and cash flows present fairly, in all material respects, the financial position of Windsor Park Properties 6, a California Limited Partnership (the "Partnership"), at December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
March 23, 2000, except for the third paragraph of Footnote 1 for which the date is April 28, 2000

                           WINDSOR PARK PROPERTIES 6
                          ---------------------------
                      (A California Limited Partnership)

                                 BALANCE SHEET
                                 -------------

ASSETS                                                         March 31, 2000           December 31, 1999
---------                                                     ----------------          -----------------
                                                                  (Unaudited)
Property held for sale, net                                   $      1,515,200          $       1,547,900
Investments in joint ventures and limited partnerships               4,492,000                  4,601,900
Cash and cash equivalents                                              488,600                    352,900
Other assets                                                           268,700                    205,800
                                                              ----------------          -----------------
Total Assets                                                  $      6,764,500          $       6,708,500
                                                              ================          =================
LIABILITIES AND PARTNERS' EQUITY

Liabilities:
   Accounts payable                                                     20,300                          -
   Accrued expenses                                                     92,000                     84,300
   Other liabilities                                                     8,900                     10,600
   Due to general partners and affiliates                               84,900                     83,900
                                                              ----------------          -----------------
Total Liabilities                                                      206,100                    178,800
                                                              ----------------          -----------------
Commitments and Contingencies (Note 8)

Partners' Equity:
   Limited partners                                                  6,552,900                  6,524,500
   General partners                                                      5,500                      5,200
                                                              ----------------          -----------------
Total Partners' Equity                                               6,558,400                  6,529,700
                                                              ----------------          -----------------
Total Liabilities and Partners' Equity                        $      6,764,500          $       6,708,500
                                                              ================          =================

                See accompanying notes to financial statements.

                            WINDSOR PARK PROPERTIES 6
                            -------------------------
                       (A California Limited Partnership)

                            STATEMENTS OF OPERATIONS
                            ------------------------

                                               For the Year Ended December 31,
                                               -------------------------------

                                                  1999                 1998
                                               ----------           ----------
REVENUES

Rent and Utilities                             $  504,900           $  651,600
Equity in earnings of joint ventures and
     limited partnerships                         337,600              259,200
Interest                                            7,200               15,200
Gain on sale of property held for investment           --              396,000
Other                                              17,500               19,000
                                               ----------           ----------
                                                  867,200            1,341,900
                                               ----------           ----------
COSTS AND EXPENSES

Property operating expenses                       212,700              307,200
Depreciation                                      133,300              173,700
Interest                                               --              147,900
General and administrative:
   Related parties                                 23,300               32,000
   Other                                           95,100               71,400
                                               ----------           ----------
                                                  464,400              732,200
                                               ----------           ----------
Net income                                     $  402,800           $  609,700
                                               ==========           ==========
Net income - general partners                  $    4,000           $    6,100
                                               ==========           ==========
Net income - limited partners                  $  398,800           $  603,600
                                               ==========           ==========
Basic and diluted earnings per limited
     partnership unit                          $     1.39           $     2.07
                                               ==========           ==========


                See accompanying notes to financial statements.

                            WINDSOR PARK PROPERTIES 6
                            -------------------------
                       (A California Limited Partnership)

                            STATEMENTS OF OPERATIONS
                            ------------------------

                                                 Three Months Ended March 31,
                                              ----------------------------------
                                                          (Unaudited)

                                                2000                      1999
                                              --------                  --------
REVENUES

Rent and utilities                            $122,400                  $127,200
Equity in earnings of joint ventures and
     limited partnerships                       83,200                   106,600
Interest                                         2,100                     1,700
Other                                            5,100                     2,700
                                              --------                  --------
                                               212,800                   238,200
                                              --------                  --------

COSTS AND EXPENSES

Property operating expenses                     99,500                    54,100
Depreciation                                    36,300                    32,900
General and administrative:
   Related parties                               5,800                     4,600
   Other                                        41,400                    17,900
                                              --------                  --------
                                               183,000                   109,500
                                              --------                  --------
Net income                                    $ 29,800                  $128,700
                                              ========                  ========
Net income - general partners                 $    300                  $  1,300
                                              ========                  ========
Net income - limited partners                 $ 29,500                  $127,400
                                              ========                  ========
Basic and diluted earnings per limited
     partnership unit                         $   0.10                  $   0.44
                                              ========                  ========


                See accompanying notes to financial statements.

                            WINDSOR PARK PROPERTIES 6
                            -------------------------
                       (A California Limited Partnership)

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                For the Year Ended December 31,
                                                -------------------------------

                                                   1999                 1998
                                                ----------          -----------

Cash flows from operating activities:
   Net income                                   $  402,800          $   609,700
   Adjustments to reconcile net income to
        net cash provided by operating
        activities:
      Depreciation                                 133,300              173,700
      Equity in earnings of joint ventures and
           limited partnerships                   (337,600)            (259,200)
      Joint ventures' and limited partnerships
           cash distributions                      337,600              259,200
      Amortization of deferred financing costs          --               49,400
      Gain on sale of property held for
           investment                                   --             (396,900)
   Changes in operating assets and liabilities:
      (Increase) decrease in other assets         (199,700)              27,200
      Decrease in accounts payable                      --               (5,400)
      (Decrease) increase in accrued expenses         (600)              47,200
      Increase (decrease) due to general
           partner and affiliates                   73,700              (19,500)
      Decrease in tenant deposits and other
           liabilities                                (700)             (24,300)
                                                ----------          -----------

Net cash provided by operating activities          408,800              461,100
                                                ----------          -----------

Cash flows from investing activities:
   Joint ventures' and limited partnerships'
        cash distributions                         380,800              414,600
   Increase in property held for investment        (21,600)             (37,600)
   Proceeds from sale of property and other
        assets                                          --            1,129,000
   Investment in joint venture and limited
        partnerships                               (16,300)             (16,100)
                                                ----------          -----------
   Net cash provided by investing activities       342,900            1,489,900
                                                ----------          -----------
Cash flows from financing activities:
   Cash distributions to partners                 (593,500)            (591,200)
   Repurchase of limited partnership units         (71,200)            (113,200)
   Repayments of mortgage note payable                  --           (1,340,000)
                                                ----------          -----------

Net cash used in financing activities             (664,700)          (2,044,400)
                                                ----------          -----------

Net decrease in cash and cash equivalents       $   87,000          $   (93,400)

Cash and cash equivalents at beginning of year     265,900              359,300
                                                ----------          -----------

Cash and cash equivalents at end of year        $  352,900          $   265,900
                                                ==========          ===========

Supplemental disclosure of cash flow
     information:
   Cash paid during the year for interest
        (none Capitalized)                      $       --          $   147,900
                                                ==========          ===========


                See accompanying notes to financial statements.

                            WINDSOR PARK PROPERTIES 6
                            -------------------------
                       (A California Limited Partnership)

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                   Three Months Ended March 31,
                                                   ----------------------------

                                                     2000                1999
                                                   --------           ---------
                                                            (Unaudited)

Cash flows from operating activities:
   Net income                                      $ 29,800           $ 128,700
   Adjustments to reconcile net income to net
        cash provided by operating activities:
      Depreciation                                   36,300              32,900
      Equity in earnings of joint ventures and
           limited partnerships                     (83,200)           (106,600)
      Joint ventures' and limited partnerships
           cash distributions                        83,200             106,600
   Changes in operating assets and liabilities:
      (Increase) decrease in other assets           (62,900)              2,300
      Increase (decrease) in accounts payable        20,300              (1,400)
      Increase in accrued expenses                    7,700              17,900
      Increase (decrease) in due to general
           partner and affiliates                     1,000              12,100
      Decrease in other liabilities                  (1,700)               (100)
                                                   --------           ---------
Net cash provided by operating activities            30,500             192,400
                                                   --------           ---------
Cash flows from investing activities:
   Joint ventures' and limited partnerships'
        cash distributions                          109,800              10,600
   Increase in property held for investment          (3,600)             (8,500)
   Investment in joint venture and limited
        partnerships                                    100                (100)
                                                   --------           ---------

   Net cash provided by investing activities        106,300               2,000
                                                   --------           ---------
Cash flows from financing activities:
   Cash distributions to partners                        --            (303,000)
   Repurchase of limited partnership units           (1,100)            (14,300)
                                                   --------           ---------

Net cash used in financing activities                (1,100)           (317,300)
                                                   --------           ---------

Net increase (decrease) in cash and cash
     equivalents                                   $135,700           $(122,900)

Cash and cash equivalents at beginning of period    352,900             265,900
                                                   --------           ---------

Cash and cash equivalents at end of period         $488,600           $ 143,000
                                                   ========           =========

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 6
                      (A California Limited Partnership)


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 1.  THE PARTNERSHIP AND A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ----------------------------------------------------------------

The Partnership
---------------

Windsor Park Properties 6, A California Limited Partnership (the "Partnership"), was formed in June 1988 for the purpose of acquiring and holding existing manufactured home communities for investment. The general partners of the Partnership are The Windsor Corporation, a California corporation ("TWC"), and John A. Coseo, Jr. (together with TWC, the "General Partners"). In September 1997, Chateau Communities, Inc., a publicly held real estate investment trust ("Chateau"), purchased 100% of the outstanding shares of capital stock of TWC.

Pursuant to the Agreement of Limited Partnership (the "Partnership Agreement") of the Partnership, the term of the Partnership expired on December 31, 1999. As a result, in accordance with the terms of the Partnership Agreement and California law, the "General Partners are required (i) to develop a plan of liquidation for the Partnership's assets and to liquidate and dissolve the Partnership or (ii) to take such steps as are necessary to extend the term of the Partnership in order to enable it to continue as a going concern."

Accordingly, the General Partners have approved, and recommend that the Partnership proceed with, a plan of liquidation (the "Plan of Liquidation"), pursuant to which the Partnership will sell its wholly-owned property and its partial ownership interests in five other properties (collectively, the "Properties") to N'Tandem Trust, a California business trust ("N'Tandem"), and, thereafter, make liquidating distributions to the partners in accordance with the terms of the Partnership Agreement (together, the "Proposed Transactions"). The consummation of the Proposed Transactions was subject to the satisfaction of certain conditions, including the approval of a majority-in-interest of the Partnership's Limited Partners. On April 28, 2000, the Limited Partners approved the Proposed Transactions. The General Partners anticipate that the sale of the Properties will close on or before May 31, 2000 and that final liquidating distributions to the partners will be made on or before June 30, 2000.

Property Held for Investment
----------------------------

During 1998, property held for investment was carried at cost unless facts and circumstances indicated that the carrying value of the property may be impaired. Impairment is determined by comparing the estimated future cash flows (undiscounted and without interest charges) from an individual property to its carrying value. If such cash flows are less than the property's carrying value, the carrying value of the propety is written down to its estimated fair value. No such writedowns were recorded for the year ended December 31, 1998.

Property Held for Sale
----------------------

During 1999, property held for sale was recorded at the lower of cost or net realizable value and depreciated over various estimated useful lives (buildings and improvements - 5 to 20 years; fixtures and equipment - 3 to 5 years) using the straight-line method. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in net income. Repairs and maintenance are charged to operations as incurred.

Investments in Joint Ventures and Limited Partnerships
------------------------------------------------------

The investments in joint ventures are accounted for utilizing the equity method as the properties are subject to joint control requiring approval or mutual agreement of the investees. The investment in limited partnerships is also accounted for utilizing the equity method as the limited partners have significant rights.

Income Taxes
------------

Under provisions of the Internal Revenue Code of 1986, as amended, and the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. The tax effect of any income or loss accrues to the individual partners.

Basic and Diluted Earnings per Limited Partnership Unit
-------------------------------------------------------

Basic and diluted earnings per limited partnership unit is calculated based on the weighted average number of limited partnership units outstanding during the year and the net income allocated, which is the same as income available, to the Limited Partners. Basic and diluted earnings per limited partnership unit are the same, as the Partnership has no dilutive securities. The weighted average number of limited partnership units outstanding during the years ended December 31, 1999 and 1998 was 287,753 and 291,039, respectively.

Statements of Cash Flows
------------------------

For purposes of the statements of cash flows, the Partnership considers all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------

Rental income is recognized when earned and due from residents. The leases entered into by residents for the rental of a site are generally for terms not longer than one year and renewable upon the consent of both parties or, in some instances, as provided by statute.


NOTE 2.  PARTNERSHIP AGREEMENT
         ---------------------

In accordance with the Partnership Agreement, the maximum liability of the Limited Partners is the amount of their capital contributions. The number of limited partnership units outstanding at December 31, 1999 and 1998 was 286,564 and 289,244, respectively, which represented capital contributions of $28,656,400 and $28,924,400, respectively. During the years ended December 31, 1999 and 1998, the Partnership repurchased 2,630 and 4,043 units for $71,200 and $113,200, respectively, from the limited partners. The General Partners owned 10 units at both December 31, 1999 and 1998.

The General Partners are entitled to receive from the Partnership various fees and compensation which are summarized as follows:

Operational Stage
-----------------

The profits, losses and cash distributions of the Partnership during the operational stage are allocated 99% to the Limited Partners and 1% to the General Partners.

The Partnership reimburses TWC for certain direct expenses, and employee, executive and administrative time incurred on the Partnership's behalf. The Partnership was charged $23,300 and $32,000 for such costs during the years ended December 31, 1999 and 1998, respectively. These costs are included in property operating and general and administrative expenses in the accompanying statements of operations. As of December 31, 1999, the Partnership owed TWC and Chateau $83,900.

Liquidation Stage
-----------------

During the Partnership's liquidation stage, the total compensation paid to all persons for the sale of investment properties is limited to competitive real estate commissions, not to exceed 6% of the contract price for the sale of the property. The general partners may receive up to one-half of the competitive real estate commission, not to exceed 3%, if they provide a substantial amount of services in the sales effort. The general partners' commission is subordinated to the limited partners' receiving a 9% cumulative, non-compounded annual return (Preferred Return) on their original capital investments. No commissions were paid to the general partners during the years ended December 31, 1999 and 1998.

The General Partners receive 1% of profits, losses and cash distributions from the sale or financing of Partnership properties. This participation increases to 15% after the limited partners have received their original invested capital plus a 9% cumulative, non-compounded annual return.

The General Partners generally receive 1% of profits and losses from the sale of Partnership properties. However, if applicable, profits on sale will be first allocated 100% to the General Partners to the extent of their negative capital account.

During the years ended December 31, 1999 and 1998, the General Partners received cash distributions of $6,100.

NOTE 3.  PROPERTY HELD FOR SALE
         ----------------------

Property held for sale consists of one manufactured home community summarized as follows:

Name of Property                            Date Acquired      Location
----------------------                      -----------------  ----------------

Chisholm Creek                              July 27, 1989      Wichita, Kansas

                                                               December 31, 1999
                                                               -----------------

     Land                                                         $   325,000
     Buildings and improvements                                     2,467,200
     Fixtures and equipment                                            38,500
                                                                  -----------
                                                                    2,830,700
     Less accumulated depreciation                                 (1,282,800)
                                                                  -----------
                                                                  $ 1,547,900
                                                                  ===========



NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMTED PARTNERSHIPS
         -----------------------------------------------------

The Partnership's investments in joint ventures consist of interests in three manufactured home communities summarized as follows:

                        Ownership
Name of Property        Percentage        Date Acquired           Location
----------------        ----------        -------------           --------
Town and Country            58%           January 17, 1989        Tucson, Arizona
 Estates
Carefree Village            44%           July 31, 1990           Tampa, Florida
Garden Walk                 31%           August 15, 1995         Palm Beach Gardens,
                                                                  Florida

The Partnership's interests in its two remaining communities are owned through an affiliated California limited partnership, which has the same General Partners as the Partnership.

                        Ownership
Name of Property        Percentage        Date Acquired           Location
----------------        ----------        -------------           --------
Rancho Margate              41%           September 20, 1995      Margate, Florida
Winter Haven                41%           October 11, 1995        Winter Haven, Florida

         -----------------------------------------------------

The combined condensed financial position and results of operations of the joint ventures and limited partnerships are as follows:


                                                               December 31, 1999
                                                               -----------------
Financial Position:

Property held for sale, net                                       $ 26,624,200
Cash                                                                   206,800
Other assets                                                           515,500
                                                                  ------------
Total assets                                                      $ 27,346,500
                                                                  ============

Mortgage notes payable                                            $ 15,887,800
Other liabilities                                                      452,000
                                                                  ------------
Total liabilities                                                   16,339,800
Partners' equity                                                    11,006,700
                                                                  ------------

Total Liabilities and Partners' Equity                            $ 27,346,500
                                                                  ============


                                                 For the Year Ended December 31,
                                                 -------------------------------

Results of Operations                               1999                 1998
                                                 -----------         -----------

Property revenues                                $ 5,883,800         $ 5,696,600
                                                 -----------         -----------

Expenses:
   Property operating                              2,750,000           2,696,100
   Interest                                        1,406,300           1,462,400
   Depreciation                                      899,800             894,500
   General and administrative                         15,900                  --
                                                 -----------         -----------
                                                   5,072,000           5,053,000
                                                 -----------         -----------

Net income                                       $   811,800         $   643,600
                                                 ===========         ===========



NOTE 5.  MORTGAGE NOTE PAYABLE
         ---------------------

The Partnership had a $1,340,000 mortgage loan, collateralized by the Chisholm Creek and Circle K properties. The loan was repaid in November 1998 from the proceeds received from the sale of the Circle K property.

NOTE 6.  DISTRIBUTIONS TO LIMITED PARTNERS
         ---------------------------------

Distributions to limited partners in excess of net income allocated to limited partners are considered a return of capital. A breakdown of cash distributions to the limited partners for the years ended December 31, 1999 and 1998 follows:

                                     1999                         1998
                              -------------------          -------------------

                                            Per                         Per
                                Amount      Unit            Amount      Unit
                              ---------     -----          ---------    -----

Net income
  Limited Partners            $ 398,800     $1.39          $ 603,600    $2.07
Return of Capital               188,600      0.65                 --       --
Net income in excess
  of distribution                    --        --            (18,500)   (0.06)
                              ---------     -----          ---------    -----
Total distributions           $ 587,400     $2.04          $ 585,100    $2.01
                              =========     =====          =========    =====


NOTE 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

The carrying amounts of cash equivalents, other assets, accrued expenses and other liabilities approximate fair value because of the short maturity of the financial instruments.

NOTE 8.  CONTINGENCIES
         -------------

The Partnership, as an owner of real estate, is subject to various environmental laws. Compliance by the Partnership with existing laws has not had a material effect on the results of operations, financial condition or cash flows of the Partnership, nor does management believe it will have a material impact in the future.

The Partnership is jointly and severally liable for $15,887,600 of debt issued by affiliated entities in which it has a joint venture or limited partnership investment.

NOTE 9. RELATED PARTY TRANSACTIONS
        --------------------------

Chateau and/or its predecessor have been providing property management services to the Partnership since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $26,000 and $33,500 for the years ended December 31, 1999 and 1998, respectively. In addition certain direct expenses are paid by Chateau on behalf of the Partnership and then reimbursed by the Partnership. These amounts were $83,200 and $86,500 for the years ended December 31, 1999 and 1998, respectively.

                                N' TANDEM TRUST
                  Pro Forma Condensed Statements of Operations
 For the three months ended March 31, 2000 and the year ended December 31, 1999


    The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Windsor Park Properties 3 and Windsor Park Properties 6 assets and liabilities and the related financing had been completed as of January 1, 1999. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1999 nor does it represent the results of operations of the Trust for future periods.

                                 N'Tandem Trust
                    Pro Forma Condensed Statement of Operations
                                   (unaudited)

                     For the Three Months Ended March 31, 2000

                                                             N'Tandem         WPP 3          WPP 6         Pro Forma     N'Tandem
                                                            Historical      Historical     Historical     Adjustments    Pro Forma
                                                           ------------------------------------------------------------------------
                                                             (Note 1)        (Note 1)       (Note 1)       (Note 2)
REVENUES
--------
       Rent and utilities                                  $ 1,779,100      $ 394,100      $ 122,400                    $ 2,295,600
       Equity in earnings (losses) of joint
          ventures and limited partnerships                    (34,700)        13,100         83,200                         61,600
       Other                                                    55,500          9,500          7,200                         72,200
                                                           ------------------------------------------------------------------------

                                                             1,799,900        416,700        212,800               0      2,429,400

COSTS AND EXPENSES
------------------
       Property operating expenses                             840,600        213,300         99,500                      1,153,400
       Interest                                              1,138,700         34,700              -         346,200  a   1,519,600
       Advisory Fee                                            138,500              -              -          65,000  c     203,500
       Depreciation                                            482,800         63,500         36,300          40,200  b     622,800
       General and administrative:
            Related parties                                         --          5,800          5,800                         11,600
            Other                                               34,800         42,600         41,400                        118,800
                                                           ------------------------------------------------------------------------
                                                             2,635,400        359,900        183,000         451,400      3,629,700

                                                           ------------------------------------------------------------------------
Net income (loss)                                          $  (835,500)     $  56,800      $  29,800      $ (451,400)  $ (1,200,300)
                                                           ========================================================================
Preferred Dividends Paid                                       (36,800)                                                     (36,800)
                                                           ===========                                                 ============
Net loss attributable to common shares                     $  (872,300)                                                $ (1,237,100)
                                                           ===========                                                 ============
Basic and diluted loss per common share                    $     (7.98)                                                $     (11.32)
                                                           ===========                                                 ============


The accompanying notes are an integral part of the pro forma condensed financial statements.

                                 N'Tandem Trust
                   Pro Forma Condensed Statement of Operations
                                   (Unaudited)

                      For the Year Ended December 31, 1999


                                                      N'Tandem         WPP 3          WPP 6         Pro forma            N'Tandem
                                                     Historical      Historical     Historical     Adjustments           Pro Forma
                                                      (Note 1)        (Note 1)       (Note 1)       (Note 2)              (Note 3)
                                                    --------------------------------------------------------------------------------
REVENUES
--------
     Rent and utilities                             $ 4,615,100     $ 1,579,900     $ 504,900                          $  6,699,900
     Equity in earnings (losses) of joint
          ventures and limited partnerships             (52,200)         23,300       337,600                               308,700
     Gain on sale of property held for sale                  --         424,600            --        (424,600) d
     Other                                              197,800          44,900        24,700                               267,400
                                                    --------------------------------------------------------------------------------
                                                      4,760,700       2,072,700       867,200        (424,600)            7,276,000

COSTS AND EXPENSES
------------------
     Property operating expenses                      2,209,300        920,100        212,700                             3,342,100
     Interest                                         2,534,700        183,100              -       1,384,800  a          4,102,600
     Advisory Fee                                       346,700              -              -         259,900  c            606,600
     Depreciation                                     1,230,400        206,600        133,300         220,000  b          1,790,300
     General and administrative:
          Related parties                                14,100         25,700         23,300                                63,100
          Other                                         232,800        108,400         95,100                               436,300
                                                    --------------------------------------------------------------------------------
                                                      6,568,000      1,443,900        464,400       1,864,700            10,341,000

                                                    --------------------------------------------------------------------------------
Net income (loss)                                   $(1,807,300)    $  628,800      $ 402,800    $ (2,289,300)         $ (3,065,000)
                                                    ================================================================================

Preferred Dividends Paid                               (147,100)                                                           (147,100)
                                                    ===========                                                        ============

Net loss attributable to common shares              $(1,954,400)    $  628,800      $ 402,800    $ (2,289,300)         $ (3,212,100)
                                                    ================================================================================

Basic and diluted loss per common share             $    (17.88)                                                       $     (29.39)
                                                    ===========                                                        ============

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N' TANDEM TRUST
                       Pro Forma Condensed Balance Sheet

                              As of March 31, 2000

  The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Windsor Park Properties 3 and Windsor Park Properties 6 assets and liabilities and the related financing had been completed on March 31, 2000. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on March 31, 2000 nor does it represent the future financial position of the Trust.

                                 N'Tandem Trust
                        Pro Forma Condensed Balance Sheet
                                   (Unaudited)

                              As of March 31, 2000
                              --------------------

                                                  N'Tandem          WPP 3           WPP 6         Pro forma              N'Tandem
                                                 Historical       Historical      Historical      Adjustments            Pro Forma
                                               -------------------------------------------------------------------------------------
                                                  (Note 1)         (Note 1)        (Note 1)         (Note 3)
ASSETS
------
    Property held for investment, net          $ 43,321,800                                     $ 15,574,100  a       $ 58,895,900
    Property held for sale, net                                 $ 3,286,600     $ 1,515,200     $ (4,801,800) b                  -
    Investments in joint ventures
       and limited partnerships                   5,262,800       1,128,500       4,492,000       (5,620,500) b         10,048,900
                                                                                                   4,786,100  a
    Cash and cash equivalents                       807,000         209,600         488,600         (698,200) b            807,000
    Restricted cash                                 708,100               -                           41,100  a            749,200
    Deferred financing costs, net                   829,300          22,400                          178,800  a          1,008,100
                                                                                                     (22,400) b
    Other assets                                    790,300         319,600         268,700           16,500  a            806,800
                                                                                                    (588,300) b
                                               -------------------------------------------------------------------------------------

    Total assets                               $ 51,719,300     $ 4,966,700     $ 6,764,500     $  8,865,400          $ 72,315,900
                                               =====================================================================================

LIABILITIES AND EQUITY
----------------------
   Liabilities:
      Mortgage notes payable                   $ 27,057,600       1,170,400               -       12,200,000  a       $ 39,257,600
                                                                                                  (1,170,400) b
      Term loan payable                                             400,000               -         (400,000) b                  -
      Line of credit                              2,170,100               -               -        7,423,400  a          9,593,500
      Note payable to Chateau Communities, Inc.  19,972,400               -               -                             19,972,400
      Accounts payable                               11,400          11,600          20,300          (31,900) b             11,400
      Accrued expenses                              421,300         221,100          92,000         (313,100) b            421,300
      Other liabilities                           1,884,600          39,800           8,900          193,500  a          2,078,100
                                                                                                     (48,700) b
      Due to general partner and affiliates         620,500         210,500          84,900          779,700  a          1,400,200
                                                                                                    (295,400) b
                                               -------------------------------------------------------------------------------------
      Total liabilities                          52,137,900       2,053,400         206,100       18,337,100            72,734,500

      Shareholders' Equity:
        Preferred shares of beneficial
            interest, $0.01 par value;
            unlimited Shares authorized;
            98,073 shares issued and
            outstanding                           2,121,700                                                              2,121,700

      Common shares of beneficial interest,
             $0.01 par value; unlimited
             Shares authorized; 109,308
             shares issued and outstanding        2,401,400                                                              2,401,400

      Dividends in excess of accumulated
             earnings                            (4,941,700)                                              -            (4,941,700)

        Partners' equity:
                  Limited partners                                2,915,600       6,552,900       (9,468,500) b                 -
                  General partners                                   (2,300)          5,500           (3,200) b                 -
                                               -------------------------------------------------------------------------------------
        Total  Equity                              (418,600)      2,913,300       6,558,400       (9,471,700)            (418,600)

                                               -------------------------------------------------------------------------------------
        Total Liabilities and Equity           $ 51,719,300     $ 4,966,700     $ 6,764,500     $  8,865,400          $ 72,315,900
                                               =====================================================================================

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                 N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS


  1.  HISTORICAL FINANCIAL STATEMENTS

      The historical financial statements, which are included in the Trust's Form 10-QSB/A and Windsor Park Properties 3 and Windsor Park Properties 6 Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB as filed with the Commission, include the accounts of the Trust and Windsor Park Properties 3 and Windsor Park Properties 6 as of and for the three months ended March 31, 2000 and the year ended December 31, 1999, respectively.

2.    PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

      The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                    Three Months
                                                                       Ended                Year Ended
                                                                   March 31, 2000       December 31, 1999
                                                                --------------------  ----------------------
      a.  To adjust interest on $11,000,000 of indebtedness
          payable to SunAmerica Life Insurance Company
          ("SunAmerica"), $1,200,000 of indebtedness payable
          to Heller Financial, and $7,423,400 drawn on the
          Trust's line of credit, incurred at a weighted
          average rate of 7.99% for the period  beginning
          January 1, 1999                                               $346,200             $1,384,800

      b.  To adjust depreciation of acquired properties based
          on an average 20 year life                                    $ 40,200             $  220,000

      c.  An advisory fee representing 1% of the gross purchase
          price of $25,989,600 payable to the Trust's advisor
          pursuant to the N'Tandem advisory agreement                   $ 65,000             $  259,900

      d.  Exclusion of gain on sale of a community that was sold
          by Windsor Park Properties 3 in April, 1999                          -              ($424,600)

3.    PRO FORMA ADJUSTMENTS - BALANCE SHEET

      a.  Reflects the acquisition of five manufactured home communities and partial ownership interests in nine other manufactured home communities (together, the "Acquired Properties").  The aggregate purchase price was $25,989,600, of which $11,000,000 was borrowed from SunAmerica, a $1.2 million mortgage was assumed, and $7,423,400 was funded by the Trust's line of credit.  In accordance with the advisory agreement, the Trust will pay the Windsor Corporation an acquisition fee equal to 3%
          of the aggregate purchase price, which amounts to $779,700.  In connection with securing the financing agreements, $178,800 of fees were paid.

      b.  Reflects the sale by Windsor Park Properties 3 and Windsor Park Properties 6 of the Acquired
          Properties.